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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 JUNE 24, 1998
                Date of Report (Date of earliest event reported)

                          HERMES EUROPE RAILTEL, B.V.
             (Exact name of registrant as specified in its charter)

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
          NETHERLANDS                                                        NONE
 (State or other jurisdiction      (Commission File Number)              (IRS Employer
       of incorporation)                                              Identification No.)
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
             TERHULPSESTEENWEG 6A                                   NONE
           1560 HOEILAART, BELGIUM                               (Zip Code)
   (Address of principal executive offices)
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                                 (322) 658-5200
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On June 24, 1998, Hermes Europe Railtel, B.V. ("HER") completed the acquisition from Ebone Holding Association of a 75% interest in Ebone A/S ("Ebone") for ECU 90 million (approximately $99.5 million based on the ECU/US dollar exchange rate in effect on that date). HER funded the acquisition with the proceeds of a short-term bank loan, which has been repaid. Headquartered in Copenhagen, Denmark, Ebone is a Tier 1 Internet backbone provider focused on connecting Internet service providers in Europe to the Internet. Currently, Ebone serves more than 90 customers in 22 countries. As part of the transaction, Ebone will purchase under a transmission capacity agreement long-term capacity rights on the HER network valued at ECU 90 million. The transmission capacity agreement is expected to provide for the majority of Ebone's current and forecasted capacity requirements. HER will provide Ebone with capacity of up to 622 megabits per second between the majority of European cities that Ebone serves. In addition to the majority interest held by HER, Ebone's new ownership structure will continue to include many of Ebone's existing customers, which own the balance of Ebone's shares through an association. It is expected that the members of the association will have the right to buy shares of Ebone in a future issuance to occur by the end of 1998, which, if consummated, could reduce HER's stake in Ebone from 75% to not less than 54%.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements.

         Financial statements of Ebone A/S are not available at the date hereof and shall be filed with the Securities and Exchange Commission ("SEC") by September 8, 1998.

     (b) Pro Forma Financial Statements.

         Pro forma financial statements are not available at the date hereof and shall be filed with the SEC by September 8, 1998.

     (c) Exhibits.

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
          10.1           -- Master Agreement dated June 24, 1998 between Ebone
                            Holding Association, Ebone A/S, Hermes Europe Railtel Holdings B.V. and Hermes Europe Railtel (Ireland) Limited.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Hermes Europe Railtel, B.V.
                                            (Registrant)

                                                    /s/ FRANCOIS NOTE

                                            ------------------------------------
                                                       Francois Note
                                               Corporate Financial Director--
                                                  Chief Financial Officer

Date: July 7, 1998
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                                 EXHIBIT INDEX

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
        EXHIBIT
         NUMBER                                    EXHIBIT
        -------                                    -------
          10.1           -- Master Agreement dated June 24, 1998 between Ebone
                            Holding Association, Ebone A/S, Hermes Europe Railtel Holdings B.V. and Hermes Europe Railtel (Ireland) Limited.
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